UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2014

NATIONAL PENN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100 Allentown, PA 18101
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former name or former address, if changed since last report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 24, 2014, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter ended September 30, 2014. This press release is furnished in this report, pursuant to this Item 2.02, as Exhibit 99.1 and is incorporated herein by reference.
On October 24, 2014, at 10:00 a.m. local time, National Penn Bancshares, Inc. intends to hold a webcast to present information on its results of operations for the quarter ended September 30, 2014. The slide presentation which will accompany the webcast is furnished in this report, pursuant to this Item 2.02, as Exhibit 99.2, and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Press Release dated October 24, 2014, of National Penn Bancshares, Inc. (furnished pursuant to Item 2.02 hereof).
99.2	Slide Presentation for National Penn Bancshares, Inc. Webcast to be conducted on October 24, 2014 at 10:00 a.m. local time (furnished pursuant to Item 2.02 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date: October 24, 2014	By:	/s/ Scott V. Fainor
		Name:	Scott V. Fainor
		Title:	President and CEO

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated October 24, 2014, of National Penn Bancshares, Inc. (furnished pursuant to Item 2.02 hereof).	Furnished herewith.
99.2	Slide Presentation for National Penn Bancshares, Inc. Webcast to be conducted on October 24, 2014 at 10:00 a.m. local time (furnished pursuant to Item 2.02 hereof).	Furnished herewith.